UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 23, 2003

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934

(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive,	San Diego,	CA	92121

(address of principal executive offices)			(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

Exhibit No.	Description

99.1	July 23, 2003 Press Release by QUALCOMM Incorporated

Item 9. Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”

     On July 23, 2003, QUALCOMM Incorporated (the “Company”) issued a press release regarding the Company’s financial results for its third fiscal quarter ended June 29, 2003. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

     The attached press release presents financial information excluding the QUALCOMM Strategic Initiatives (QSI) segment, which would otherwise be required by GAAP. The Company presents such non-GAAP information to facilitate evaluation by management, investors and analysts of its ongoing core operating businesses, including QUALCOMM CDMA Technologies (QCT), QUALCOMM Technology Licensing (QTL) and QUALCOMM Wireless and Internet (QWI). QSI results relate to strategic investments for which the Company has exit strategies of varying durations. The Company’s management believes that the information excluding QSI presents a more representative measure of the operating and liquidity performance of the Company because it excludes the effect of fluctuations in value of investments that are unrelated to the Company’s operational performance. The financial information excluding QSI should be considered in addition, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Reconciliations between total QUALCOMM results and results excluding QSI are presented in the press release.

     The attached press release also presents cash flow information including marketable securities and excluding the QSI segment. The Company’s management uses this non-GAAP presentation to analyze increases and decreases in certain of its liquid assets, comprised of cash, cash equivalents and marketable securities. Management views certain marketable debt securities as liquid assets available to fund operations, which result from cash management strategies designed to increase yields. However, these instruments do not meet the definition of cash equivalents in accordance with Statement of Financial Standards No. 95, “Statement of Cash Flows” and must be excluded from the GAAP statements of cash flows. Since the GAAP statements of cash flows reconcile the Company’s beginning and ending cash and cash equivalents balances, the purchases and sales of marketable securities are presented as inflows and outflows. For internal analysis of the Company’s cash position, management does not view these transactions as inflows and outflows from the business, but as cash management transactions. If required, such investments could be settled relatively quickly as additional cash resources are needed. The Company believes that this non-GAAP presentation is a helpful measure of the Company’s liquidity. Reconciliations between total QUALCOMM cash flow and cash, cash equivalents and marketable securities excluding the QSI segment are presented in the press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

	By:	/s/ William E. Keitel

William E. Keitel
Date: July 23, 2003		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	July 23, 2003 Press Release by QUALCOMM Incorporated